                                  EXHIBIT 10.48

                                    CONSENT,
                AMENDMENT AGREEMENT NO. 5 TO CREDIT AGREEMENT AND
                    AMENDMENT NO. 4 TO FORBEARANCE AGREEMENT

         This CONSENT, AMENDMENT AGREEMENT NO. 5 TO CREDIT AGREEMENT AND AMENDMENT NO. 4 TO FORBEARANCE AGREEMENT, dated as of January 31, 2002 (this "Agreement"), is by and among (a) TransTechnology Corporation ("TransTechnology"), TransTechnology Seeger-Orbis GmbH ("GmbH") and TransTechnology (GB) Limited ("Limited", together with TransTechnology and GmbH, the "Borrowers"), (b) Fleet National Bank ("FNB") and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Lenders"), (c) FNB, acting through its London Branch, as Sterling Fronting Bank (the "Sterling Fronting Bank"), (d) BHF-BANK Aktiengesellschaft, as DM Fronting Bank (the "DM Fronting Bank"; together with the Sterling Fronting Bank, the "Fronting Banks"), (e) FNB, as issuing bank for Letters of Credit (in such capacity, the "Issuing Bank"), and (f) FNB as Administrative Agent for the Lenders, the Fronting Banks and the Issuing Bank (in such capacity, the "Administrative Agent").

         WHEREAS, the Borrowers, the Lenders, the Fronting Banks, the Issuing Bank, ABN AMRO Bank N.V., as Syndication Agent, Bank One, NA, as Documentation Agent, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of June 30, 1995, and amended and restated as of July 24, 1998, as further amended and restated as of August 31, 1999, as amended by that certain Consent and Amendment Agreement No. 1 dated as of August 21, 2000, as further amended by that certain Amendment Agreement No. 2 dated as of December 29, 2000, as further amended by that certain Amendment Agreement No. 3 dated as of January 31, 2001, and as further amended by that certain Consent, Amendment Agreement No. 4 to Credit Agreement and Amendment No. 3 to Forbearance Agreement dated as of December 4, 2001 (the "December 2001 Amendment") (as so amended and restated, the "Credit Agreement"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement;

         WHEREAS, pursuant to that certain Forbearance and Waiver Agreement dated as of March 29, 2001, as amended by that certain Consent and Amendment to Forbearance Agreement dated as of June 25, 2001, as further amended by that certain Consent and Amendment No. 2 to Forbearance Agreement dated as of September 27, 2001, and as further amended by the December 2001 Amendment (as so amended, the "Forbearance Agreement"), by and among the Borrowers, the Lenders, the Fronting Banks, and the Administrative Agent, the Lenders and the Administrative Agent agreed to forbear from (a) exercising their rights and remedies under the Credit Agreement and the other Loan Documents to collect the indebtedness of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents and (b) ceasing to make Revolving Credit Loans or International Facility Loans or to issue, extend or renew Letters of Credit;

         WHEREAS; pursuant to the terms of the December 2001 Amendment the Lenders' consent to the Seeger-Orbis Sale (as defined in the December 2001 Amendment) will expire on January 31, 2002;

         WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent extend the time period for the Borrowers to consummate the Seeger-Orbis Sale;

         WHEREAS, in accordance with Section 2 of the Forbearance Agreement, the Borrowers have requested that the Lenders consent to the sale of TransTechnology Engineered Rings USA, Inc. ("TTER USA") to SeaView Capital, LLC (the "TTER USA Sale");

         WHEREAS, the Borrowers have also requested the consent of the Lenders, on the terms and conditions set forth herein, to certain intellectual property transfers and the dissolution of certain inactive subsidiaries of TransTechnology; and

         WHEREAS, the Lenders and the Administrative Agent are willing to (i) extend the time period for the Borrowers to consummate the Seeger-Orbis Sale,
(ii) consent to the TTER USA Sale, and (iii) consent to certain intellectual property transfers and the dissolution of certain inactive subsidiaries of TransTechnology, but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

         SECTION 1. EXTENSION OF TIME TO CONSUMMATE THE SEEGER-ORBIS SALE. The date "January 31, 2002" set forth in Section 2 of the December 2001 Amendment is hereby replaced with "February 28, 2002".

        SECTION 2. CONSENT TO TTER USA. Subject to the satisfaction of the conditions contained in Section 6 hereof, the Lenders, the Fronting Banks, and the Administrative Agent consent to the TTER USA Sale and consent to the release of the Administrative Agent's liens on the assets of TTER USA so long as (a) the Net Cash Proceeds received by the Borrowers in connection with the TTER USA Sale (the "TTER USA Sale Proceeds") are not less than the amount set forth on
Schedule 1 hereto, (b) all documents relating to the TTER USA Sale, including, but not limited to any fairness opinions issued in connection with the TTER USA Sale, shall be in form and substance satisfactory to the Administrative Agent,
(c) all TTER USA Sale Proceeds shall be applied immediately upon receipt to prepay the Revolving Credit Loans, and (d) the TTER USA Sale Proceeds are received not later than April 30, 2002. The Borrowers, the Lenders, the Fronting Banks, and the Administrative Agent hereby agree that upon the consummation of the TTER USA Sale the Total Revolving Credit Commitment shall be reduced by the amount of the TTER USA Sale Proceeds (rounded to the nearest $1,000) whereupon the Revolving Credit Commitments of the Lenders shall be reduced pro rata on such date in accordance


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
with their respective Commitment Percentages. The Lenders and the Fronting Banks authorize the Administrative Agent to enter into appropriate release documents necessary in order to release the Administrative Agent's liens on the assets of TTER USA.

         SECTION 3. CONSENT TO CERTAIN INTELLECTUAL PROPERTY TRANSFERS AND SUBSIDIARY DISSOLUTIONS.

                  (a) As more particularly set forth in that certain Request for Consent to Certain Transactions attached hereto as Exhibit A, TransTechnology has advised the Administrative Agent that it wishes to
         (i) transfer certain intellectual property currently held by Seeger, Inc. to TTER USA (the "First IP Transfer"), (ii) transfer certain intellectual property currently held by Seeger, Inc. to Limited (referred to herein, together with the First IP Transfer, as the "IP Transfers"), and (iii) dissolve each of Palnut Fasteners, Inc., TransTechnology Acquisition Corporation, Electronic Connections and Assemblies, Inc. and TransTechnology Systems & Services, Inc. (collectively, the "Dissolutions").

                  (b) The IP Transfers are prohibited under Section 10.5.2 of the Credit Agreement, Section 5 of the Trademark Assignment, Section 4 of the Patent Assignment, and Section 6 of the Amended and Restated Security Agreement dated as of June 30, 1995, amended and restated as of August 31, 1999 (as amended and in effect from time to time, the "Original Securities Pledge Agreement") by and among TransTechnology and its Subsidiaries and the Administrative Agent. The Dissolutions are prohibited under Section 9.6 of the Credit Agreement. TransTechnology has requested that the Lenders provide written consent to each of the IP Transfers and the Dissolutions, and to the extent necessary, waive the provisions of Section 10.5.2 of the Credit Agreement, Section 5 of the Trademark Assignment, Section 4 of the Patent Assignment, and
         Section 10 of the Original Securities Pledge Agreement to permit the IP Transfers and the Dissolutions.

                  (c) The Lenders hereby consent to the IP Transfers and the Dissolutions and waive the provisions of Section 10.5.2 of the Credit Agreement, Section 5 of the Trademark Assignment, Section 4 of the Patent Assignment, and Section 10 of the Original Securities Pledge Agreement solely to the extent necessary to permit the IP Transfers and the Dissolutions, on the following condition:

                           (i) the receipt by the Administrative Agent of
                  completed and fully executed documentation satisfactory to the Administrative Agent evidencing the IP Transfers and the Dissolutions.

         SECTION 4. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended with effect from the Effective Date (as defined in Section 11 hereof) as follows:

                  (a) Schedule 2.10 to the Credit Agreement is deleted in its entirety and replaced with Schedule 2.10 attached hereto.

         SECTION 5. AMENDMENT TO FORBEARANCE AGREEMENT. The Forbearance Agreement is hereby amended with effect from the Effective Date as follows:

                  (a) Section 3(a) of the Forbearance Agreement is amended by deleting the words "the applicable column of".

                  (b) Schedule 3(a) to the Forbearance Agreement is deleted in its entirety and replaced with Schedule 3(a) attached hereto.

                  (c) The Forbearance Agreement shall be deemed amended to include capitalized defined terms used in this Agreement to the extent not defined in the Forbearance Agreement.

         SECTION 6. CONDITIONS TO EFFECTIVENESS. The effectiveness of the amendments to the Forbearance Agreement contained in Section 5 of this Agreement shall be conditioned upon the satisfaction of the following conditions precedent:

         SECTION 6.1. DELIVERY OF DOCUMENTS. This Agreement shall have been executed and delivered to the Administrative Agent by each of the Borrowers, each of the Guarantors, and all of the Lenders.

         SECTION 6.2. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Agreement is to become effective (a) for the Administrative Agent or any Lender to perform any of its obligations under any of the Loan Documents or (b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

         SECTION 6.3. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Agreement is to become effective. Except for the Specified Defaults (as defined in the Forbearance Agreement), no event shall have occurred on or prior to the Effective Date, and be continuing, and no condition shall exist on the Effective Date, which constitutes a Default or Event of Default.

         SECTION 6.4. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Agreement and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Administrative Agent shall have reasonably requested.

         SECTION 6.5. PAYMENT OF LEGAL EXPENSES. The Administrative Agent shall have received the payment in cash of all outstanding legal fees incurred by the Administrative Agent.

         SECTION 7. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

         (a) Except as set forth on Schedule 6(a) to the Forbearance Agreement, the representations and warranties of such Borrower and of each Guarantor contained in the Credit Agreement, the Forbearance Agreement and the other Loan Documents to which such Borrower or Guarantor, as the case may be, is a party were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements and projections referred to in the representations and warranties contained in the Credit Agreement shall be the financial statements and projections of TransTechnology and its Subsidiaries most recently delivered to the Administrative Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

         (b) The execution, delivery and performance by such Borrower of this Agreement and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity or enforceability of this Agreement and which is required by law or any regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, any law, regulation or rule binding on or applicable to such Borrower or any provision of the charter documents or by-laws of such Borrower,
(iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, credit or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower;

         (c) This Agreement, the Credit Agreement (as amended hereby) and the Forbearance Agreement (as amended hereby) constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought; and

         (d) As of the date hereof, no "Event of Default" under and as defined in any instrument evidencing any Subordinated Debt has occurred.

         SECTION 8. REAFFIRMATION. Except as modified hereby, the Borrowers hereby reaffirm in all respects all the covenants, agreements, terms and conditions of the Credit Agreement, the Forbearance Agreement and the other Loan Documents which are incorporated in full herein by reference, and all terms, conditions and provisions thereof shall remain in full force and effect.

         SECTION 9. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         SECTION 10. RELEASE. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Borrower acknowledges and agrees that: (i) no Borrower has any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); (ii) no Borrower has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (iii) each of the Administrative Agent and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to each Borrower. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent's and the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, each Borrower unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Lender to any Borrower, except the obligations to be performed by the Administrative Agent or any Lender on or after the date hereof as expressly stated in this Agreement, the Credit Agreement (as amended hereby), the Forbearance Agreement (as amended hereby) and the other Loan Documents, and
(B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Borrower might otherwise have against the Administrative Agent, any Lender or any of its directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind existing as of the date hereof, or occurring prior to the date hereof.

         SECTION 11. EFFECTIVE DATE. This Agreement shall be deemed to be effective as of the date set forth above upon the satisfaction of the conditions precedent set forth in Section 6 hereof (the "Effective Date").


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
         IN WITNESS WHEREOF, the undersigned have duly executed this Consent, Amendment Agreement No. 5 to Credit Agreement and Amendment No. 4 to Forbearance Agreement as a sealed instrument as of the date first set forth above.

                                 TRANSTECHNOLOGY CORPORATION



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Vice President, CFO & Treasurer



                                 TRANSTECHNOLOGY SEEGER-ORBIS GMBH



                                 By:  /s/Michael Berthelot
                                      -----------------------------------------
                                      Name:   Michael Berthelot
                                      Title:  Managing Director




                                 TRANSTECHNOLOGY (GB) LIMITED



                                 By:  /s/Michael Berthelot
                                      -----------------------------------------
                                      Name:   Michael Berthelot
                                      Title:  Director



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Director

                                 FLEET NATIONAL BANK,
                                 individually, as Administrative Agent and as Sterling Fronting Bank


                                 By:  /s/Peggy Peckham
                                      -----------------------------------------
                                      Name:   Peggy Peckham
                                      Title:  Senior Vice President


                                 BHF-BANK AKTIENGESELLSCHAFT,
                                 as DM Fronting Bank


                                 By:  /s/Constanze Neumann
                                      --------------------------------
                                      Name:   Constanze Neumann
                                      Title:  Treasurer


                                 By:  /s/Lothar Demuth
                                      -----------------------------------------
                                      Name:   Lothar Demuth
                                      Title:  Assistant Treasurer


                                 ABN AMRO BANK N.V., individually
                                 and as Syndication Agent



                                 By:  /s/Steven C. Wimpenny
                                      --------------------------------
                                      Name:   Stephen C. Wimpenny
                                      Title:  Group Senior Vice President



                                 By:  /s/Parker H. Douglas
                                      -----------------------------------------
                                      Name:   Parker H. Douglas
                                      Title:  Group Vice President


                                 BANK ONE, NA, individually and as
                                 Documentation Agent



                                 By:  /s/Phillip D. Martin
                                      -----------------------------------------
                                      Name:   Phillip D. Martin
                                      Title:  Senior Vice President

                                 THE BANK OF NEW YORK



                                 By:  /s/Richard J. Baldwin
                                      -----------------------------------------
                                      Name:   Richard J. Baldwin
                                      Title:  Vice President


                                 KEY CORPORATE CAPITAL INC.



                                 By:  /s/Mark Kleinhaut
                                      -----------------------------------------
                                      Name:   Mark Kleinhaut
                                      Title:  Vice Pres.


                                 THE BANK OF NOVA SCOTIA



                                 By:  /s/Brian S. Allen
                                      -----------------------------------------
                                      Name:   Brian S. Allen
                                      Title:  Managing Director


                                 COMERICA BANK



                                 By:  /s/Jeffrey E. Peck
                                      -----------------------------------------
                                      Name:   Jeffrey E. Peck
                                      Title:  Vice President

                                 DRESDNER BANK, AG, NEW YORK
                                 AND GRAND CAYMAN BRANCHES



                                 By:  /s/Thomas R. Brady
                                      -----------------------------------------
                                      Name:   Thomas R. Brady
                                      Title:  Vice President



                                 By:  /s/Richard J. Sweeney
                                      -----------------------------------------
                                      Name:   Richard J. Sweeney
                                      Title:  Vice President

The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Agreement and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Administrative Agent under the Credit Agreement as affected hereby.


                                 TRANSTECHNOLOGY ACQUISITION CORPORATION



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Vice President & Treasurer


                                 PALNUT FASTENERS, INC.



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Vice President & Treasurer



                                 TT ENGINEERED RINGS USA, INC.



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Vice President & Treasurer



                                 RETAINERS, INC.



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Vice President & Treasurer

                                 RANCHO TRANSTECHNOLOGY CORPORATION



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Vice President & Treasurer


                                 TRANSTECHNOLOGY SYSTEMS & SERVICES, INC.



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Vice President & Treasurer


                                 ELECTRONIC CONNECTIONS AND ASSEMBLIES, INC.



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Treasurer


                                 SSP INDUSTRIES



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Treasurer


                                 SSP INTERNATIONAL SALES, INC.



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Vice President, Chief
                                              Financial Officer &
                                              Treasurer

                                 TRANSTECHNOLOGY SEEGER INC.



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Vice President & Treasurer

                                 SEEGER INC.



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Vice President & Treasurer

                                 TCR CORPORATION



                                 By:  /s/Michael J. Berthelot
                                      -----------------------------------------
                                      Name:   Michael J. Berthelot
                                      Title:  Chairman of the Board

                                 AEROSPACE RIVET MANUFACTURERS CORPORATION



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Vice President, Chief
                                              Financial Officer &
                                              Treasurer

                                 NORCO, INC.



                                 By:  /s/Michael J. Berthelot
                                      -----------------------------------------
                                      Name:   Michael J. Berthelot
                                      Title:  Chairman of the Board

                                 ELLISON RING & WASHER INC.



                                 By:  /s/Joseph F. Spanier
                                      -----------------------------------------
                                      Name:   Joseph F. Spanier
                                      Title:  Treasurer